ITEM 77Q1(E)  NEW INVESTMENT ADVISORY CONTRACTS

Incorporated by reference to exhibits (d)(2)(v), (d)(3)(ii), (d)(3)(iii);
(d)(3)(vi); (d)(3)(viii); (d)(3)(xii) and (d)(3)(x) to post-effective amendment no. 45 to the Registrant's registration statement filed on Form Type 485APOS on August 1, 2001 (Accession No. 0000891554-01-503755).